Exhibit 10.7

ELECTRONICALLY SERVED
5/14/2021 12:21 PM

Electronically Filed
05/14/2021 12:21 PM

CLERK OF THE COURT

VDWO

FLANGAS LAW GROUP

KIMBERLY P. STEIN, ESQ.

Nevada Bar No. 8675

E-mail: kps@fdlawlv.com

3275 South Jones Blvd., Suite 105

Las Vegas, Nevada 89146

Telephone: (702) 307-9500

Attorneys for Intervenor Yosef Yafe

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of POINT OF CARE NANO-TECHNOLOGY, INC., a Nevada Corporation.	Case No.: A-19-807727-P
Dept. No.: 14

VOLUNTARY DISMISSAL WITHOUT PREJUDICE OF APPLICATION

COMES NOW Custodian of Point of Care Nano-Technology, Inc. through Intervention, Yosef Yafe (“Custodian”), by and through his counsel of record, the law firm of Flangas Law Group, who hereby dismisses the Application for Appointment of Custodian [NRS 78.347(1)(b)]m (“Application”) without prejudice pursuant to NRCP 41(a)(1)(A)(i) as to Respondent Point of Care Nano-Technology, Inc. This Voluntary Dismissal is filed prior to any Answer or Summary Judgment being filed by an opposing party. Nothing herein will constitute a waiver or dismissal of the claims of any other party which has or may have been brought before this Court. Nothing herein shall serve as a waiver or estoppel of Custodian’s rights to bring a subsequent Application. Said Voluntary Dismissal also operates as a dismissal of the entire case. Neither a Request for Trial Setting nor a Scheduling Order has been filed.

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Case Number: A-19-807727-P

Additionally, there is no trial date set in this matter.

Dated this 12th day of May 2021.

FLANGAS LAW GROUP

IT IS SO ORDERE3D

Dated this 14th day of May, 2021	/s/ Kimberly P. Stein
KIMBERLY P. STEIN, ESQ. Nevada Bar No. 8675 E-mail: kps@fdlawlv.com 3275 South Jones Blvd., Suite 105 Las Vegas, Nevada 89146 Attorneys for Intervenor Yosef Yafe

4EB 816 69C8 14FA
Adriana Escobar
District Court Judge

CERTIFICATE OF SERVICE

I hereby certify that I am an employee of Flangas Law Group, and that on the 12th day of May, 2021, I did cause a true and correct copy of the foregoing VOLUNTARY DISMISSAL WITHOUT PREJUDICE OF APPLICATION in the above matter, to be served upon:

Ayman Elsalhya

c/o Lou Bevilacqua

Bevilacqua PLLC

1050 Connecticut Avenue, NW, Suite 500

Washington, DC 20036

By depositing a copy in the U.S. mail, postage prepaid.

/s/Andi Hughes
An employee of Flangas Law Group

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of the Petition of Investment Reserves Series Point of Care nano-Technology, Inc. LLC	CASE NO: A-19-807727-P
DEPT. NO. Department 14

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Voluntary Dismissal Without Prejudice was served via the court’s electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 5/14/2021

Jay Shafer	JShafer@premierlegalgroup.com

Leslie Reynolds	lmr@fdlawlv.com

Kimberly Stein	kps@fdlawlv.com

Andi Hughes	ah@fdlawlv.com